Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent events	Subsequent events
In July 2020, AICDC and AerCap Trust co-issued $1.25 billion aggregate principal amount of 4.5% senior notes due 2023. The proceeds from the offering will be used for general corporate purposes.

On July 13, 2020, we announced the Tender Offer by AerCap Trust, which expired on July 17, 2020. Pursuant to the Tender Offer, AerCap Trust for an aggregate total consideration of approximately $1.5 billion repurchased and retired (i) $742.1 million aggregate principal amount of the 8.25% Senior Notes due 2020, (ii) $365.7 million aggregate principal amount of the 8.625% Senior Notes due 2022 and (iii) $334.5 million aggregate principal amount of the 4.625% Senior Notes due 2021. In each case, such notes were originally issued by ILFC and assumed by AerCap Trust.

On July 20, 2020, AerCap Trust and AICDC issued a notice of redemption for all $999.0 million outstanding aggregate principal amount of the 4.625% Senior Notes due 2020, which will be redeemed on August 19, 2020.
In July 2020, we reached agreement with Boeing to restructure our order book for Boeing 737 MAX aircraft, including the cancellation of 15 of our Boeing 737 MAX aircraft on order. Following this cancellation, we have 80 Boeing 737 MAX aircraft on order.